Exhibit 10.16

PLEDGE AMENDMENT

February 12, 2021

Reference is hereby made to the Pledge Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”) dated as of January 29, 2021, by and among Diversified Healthcare Trust, a real estate investment trust formed under the laws of the State of Maryland (the “Borrower”), the undersigned Pledgors and the other Subsidiaries of the Borrower from time to time party thereto as Pledgors, and Wells Fargo Bank, National Association, as Collateral Agent for the Secured Parties (in such capacity, the “Collateral Agent”), whereby each of the undersigned has pledged certain capital stock, membership interests, beneficial interests and partnership interests, as applicable, of certain of its Subsidiaries as collateral to the Collateral Agent, for the ratable benefit of the Secured Parties, as more fully described in the Pledge Agreement. This Amendment is a “Pledge Amendment” as defined in the Pledge Agreement and is, together with the acknowledgments, certificates, and Transfer Powers delivered herewith, subject in all respects to the terms and provisions of the Pledge Agreement. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Pledge Agreement.

By its execution below, each of the undersigned hereby agrees that (i) this Amendment may be attached to the Pledge Agreement and that the Pledged Collateral listed on Schedule I hereto shall be part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Obligations in accordance with the terms of the Pledge Agreement and (ii) each corporation, limited liability company, trust and partnership listed on Schedule I hereto shall continue to be a Pledged Subsidiary for all purposes of the Pledge Agreement.

By its execution below, each of the undersigned represents and warrants that it has full power and authority to execute this Pledge Amendment and that the representations and warranties contained in Section 6 of the Pledge Agreement are true and correct in all respects as of the date hereof and after taking into account the pledge of the additional Pledged Collateral relating hereto. The Pledge Agreement, as amended and modified hereby, remains in full force and effect and is hereby ratified and confirmed.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, each Pledgor has duly executed and delivered this Pledge Amendment to the Pledge Agreement as of the date first set forth above.

DIVERSIFIED HEALTHCARE TRUST, as a Pledgor

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

SNH GP VALENCIA LLC, as a Pledgor

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

SNH MEZZCO SAN ANTONIO LLC, as a Pledgor

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

SNH MEDICAL OFFICE PROPERTIES TRUST, as a Pledgor

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

[Signature Page to Pledge Amendment]

Schedule I
to
Pledge Amendment

PLEDGED SUBSIDIARIES

Pledgor	Pledged Subsidiary	Certificate No.	No. of Shares / Units Owned	Percentage of Ownership
Diversified Healthcare Trust	SNH Medical Office Properties Trust	2	1,000	100%
	SNH St. Louis LLC	1	N/A	100%
	SNH Maryland Heights LLC	1	N/A	100%
	SNH Durham LLC	1	N/A	100%
	SNH Clear Brook LLC	1	N/A	100%
	SNH REIT Irving LLC	1	N/A	100%
	SNH Phoenix (Cotton) LLC	1	N/A	100%
	SNH Alpharetta LLC	1	N/A	100%
	SNH Glenview (Patriot) LLC	1	N/A	100%
	SNH Harrisburg LLC	1	N/A	100%
	SNH REIT Rockwall LLC	1	N/A	100%
	SNH Clear Creek Properties Trust	2	1,000	100%
	SNH Valencia LP	1	N/A	99.9%
SNH GP Valencia LLC	SNH Valencia LP	2	N/A	0.10%
SNH MezzCo San Antonio LLC	SNH REIT San Antonio LLC	1	N/A	100%
SNH Medical Office Properties Trust	SNH Blaine Inc.	2	1,000	100%
	SNH Independence Park LLC	1	N/A	100%
	SNH Medical Office Properties LLC	1	N/A	100%

ACKNOWLEDGMENT
TO
PLEDGE AMENDMENT

The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Amendment together with a copy of the Pledge Agreement, agrees promptly to note on its books the security interests granted under such Pledge Agreement, agrees that after the occurrence and during the continuance of an Event of Default it will comply with instructions originated by the Collateral Agent without further consent by the applicable Pledgor and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent or its nominee.

[Signature Pages Follow]

SNH MEDICAL OFFICE PROPERTIES TRUST

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

SNH ST. LOUIS LLC

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

SNH MARYLAND HEIGHTS LLC

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

SNH DURHAM LLC

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

SNH CLEAR BROOK LLC

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

SNH REIT IRVING LLC

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

SNH PHOENIX (COTTON) LLC

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

[Signature Page to Acknowledgment to Pledge Amendment]

SNH ALPHARETTA LLC

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

SNH GLENVIEW (PATRIOT) LLC

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

SNH HARRISBURG LLC

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

SNH REIT ROCKWALL LLC

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

SNH CLEAR CREEK PROPERTIES TRUST

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

SNH VALENCIA LP

By: SNH GP VALENCIA LLC,
its general partner

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

[Signature Page to Acknowledgment to Pledge Amendment]

SNH BLAINE INC.

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

SNH INDEPENDENCE PARK LLC

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

SNH MEDICAL OFFICE PROPERTIES LLC

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

SNH REIT SAN ANTONIO LLC

By: /s/ Richard W. Siedel, Jr.
Name: Richard W. Siedel, Jr.
Title: Chief Financial Officer and Treasurer

[Signature Page to Acknowledgment to Pledge Amendment]